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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               December 4, 2000


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)

            Delaware                     000-29642            95-4585357
     (State or other jurisdiction       (Commission         (IRS Employer
          of incorporation)             File Number)       Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
              --------------------------------------------------
              (Address of Principal Executive Offices) (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Company received a Nasdaq Staff Determination on August 29, 2000, indicating that the Company failed to comply with the minimum bid price requirement for continued listing as set forth in Marketplace Rule 4310(c)(4), and therefore, its securities are subject to delisting from the Nasdaq SmallCap Market. The Company subsequently requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant the Company's request for continued listing.

         On November 28, 2000, the Company received notification from the Nasdaq Listing Qualification Hearings Department that the hearing is to take place on Tuesday, December 19, 2000. Pending such hearing, the delisting action has been stayed.

         A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Not applicable.
        (b)   Not applicable.
        (c)   Exhibits.

              (1)   99.1 Press Release dated December 4, 2000, of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FILM ROMAN, INC.


                                    By:   /s/ John Hyde
                                          ____________________________________
                                          John Hyde, President and
                                          Chief Executive Officer and Director

Dated:  December 4, 2000

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                                  EXHIBIT INDEX

Exhibit       Description
-------       --------------


99.1          Press Release of the Company dated December 4, 2000

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